UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

ZYVERSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41184	86-2685744
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2200 N. Commerce Parkway, Suite 208 Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

(754) 231-1688

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZVSA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2023, ZyVersa Therapeutics, Inc. (the “Company”) filed a certificate of amendment to the Company’s Second Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware relating to a 1-for-35 reverse stock split (the “Reverse Stock Split”) of the outstanding shares of the Company’s common stock (“Common Stock”). The Reverse Stock Split is expected to become effective om December 4, 2023 at 4:01 p.m., and the Common Stock is expected to begin trading on The Nasdaq Global Market on a Reverse Stock Split-adjusted basis on December 5, 2023 at market open. The Company’s stockholders previously approved the Reverse Stock Split and granted the board of directors the authority to determine the exact split ratio and when to proceed with the Reverse Stock Split at the Company’s Annual Meeting of Stockholders held on October 31, 2023 (the “Annual Meeting”). The Company’s board of directors subsequently approved the Reverse Stock Split in the ratio of 1-for-35.

The Amendment also increased, effective as of the filing of the Amendment with the Secretary of State of the State of Delaware, the authorized number of shares of the Company’s capital stock from 111,000,000 to 251,000,000 and the number of authorized shares of Common Stock from 110,000,000 to 250,000,000 (“Authorized Share Increase”).

The par value and other terms of the Common Stock were not affected by the Reverse Stock Split or Authorized Share Increase. The Company’s post-Reverse Stock Split Common Stock CUSIP number will be 98987D201.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release (the “Press Release”) on November 30, 2023 regarding the Reverse Stock Split and the Authorized Share Increase, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included under this Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment filed with the Delaware Secretary of State on November 30, 2023.
99.1	Press release of the registrant issued on November 30, 2023 (furnished pursuant to Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYVERSA THERAPEUTICS, INC.

November 30, 2023	By:	/s/ Stephen Glover
	Name:	Stephen Glover
	Title:	Chief Executive Officer